SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  m-WISE, INC.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              11-3536906
--------                                                              ----------
(State of Incorporation)                                           (IRS Employer
                                                             Identification No.)

3 Sapir Street                                                             46852
Herzeliya Pituach                                                          -----
Israel                                                                (Zip Code)
------
(Address of principal executive offices)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(d), please
check the following box. |_|              check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-106160
----------

Securities to be registered pursuant to Section 12(b) of the Act:

Securities to registered pursuant to Section 12 (g) of the Act: None Common Stock, par value .0017 per share

Item 1. Description of Registrant's Securities to be registered.

            The information contained under the heading entitled "DESCRIPTION OF SECURITIES" - "Common Stock" of the Prospectus included in the Registrant's Registration Statement on Form S-1 (Registration No. 333-106160), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2. Exhibits.

                        1. Certificate of Incorporation, as amended and restated (a)

                        2.    Bylaws of Registrant (b)

                        3.    Form of Common Stock Certificate (c)

(a) Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-106160), as amended, and incorporated herein by reference.

(b) Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-106160, incorporated herein by reference.

(c)   Filed herewith.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                M-WISE, INC.
                                                (Registrant)


Dated: January 19, 2006                         By: Shay Ben-Asulin
                                                    ---------------
                                                Shay Ben-Asulin
                                                Chairman